Q1 2016 Earnings Review May 3, 2016

2 Cautionary Statement on Forward-Looking Statements This presentation contains forward-looking statements which are protected by the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The forward-looking statements reflect Western Refining, Inc.’s (“Western,” “Western Refining,” or “WNR” as applicable or the context requires) current expectations regarding future events, results or outcomes. Words such as “anticipate,” “assume,” “believe,” “budget,” “continue,” “could,” “estimate,” “expect,” “forecast,” “intend,” “may,” “plan,” “position,” “potential,” “predict,” “project,” “strategy,” “will,” “future” and other similar terms and phrases are used to identify forward-looking statements. The forward-looking statements contained herein include, but are not limited to, statements about: second quarter 2016 guidance, including total throughput, direct operating expenses, selling, general and administrative expenses (“SG&A”), depreciation and amortization, interest and debt expense, 2016 budgeted capital expenditures (including maintenance/regulatory and discretionary expenditures); and crack spread hedge positions and market pricing. These statements are subject to the general risks inherent in Western Refining, Inc.’s business. These expectations may or may not be realized. Some of these expectations may be based upon assumptions or judgments that prove to be incorrect. In addition, Western’s business and operations involve numerous risks and uncertainties, many of which are beyond its control, which could result in Western’s expectations not being realized or otherwise materially affect Western’s financial condition, results of operations, and cash flows. Additional information relating to the uncertainties affecting Western’s business is contained in its filings with the Securities and Exchange Commission to which you are referred. The forward-looking statements are only as of the date made. Except as required by law, Western does not undertake any obligation to (and expressly disclaims any obligation to) update any forward-looking statements to reflect events or circumstances after the date such statements were made, or to reflect the occurrence of unanticipated events.

3 Q1 2016 Highlights S Safe and reliable operations; record throughput at El Paso S Adjusted EBITDA of $98.3 million S Western Standalone: $51.5 million S WNRL: $28.4 million S NTI: $18.4 million S Share repurchases of $75 million S Dividend of $0.38 per share ($ in millions, except per share data) Q1 2016 Q1 2015 Net income attributable to Western Refining, Inc. $31 $106 per Diluted Share $0.33 $1.11 Net income attributable to Western excluding special items1 $12 $113 per Diluted Share, excluding special items $0.13 $1.18 Adjusted EBITDA2 $98 $314 1 See Appendix for further detail on net income attributable to Western excluding special items. 2 Adjusted EBITDA excludes an adjustment for non-cash unrealized mark-to-market hedging gains and losses; see Appendix for reconciliation of Net Income to Adjusted EBITDA and the definition of Adjusted EBITDA.

4 Refining Operating Metrics Gross Margin ($ per throughput barrel) 1 Excludes realized and unrealized gains/losses from hedging activities and lower of cost or market reserve adjustments. 2 Operating margin is defined as gross margin minus direct operating expenses. Direct Operating Expenses ($ per throughput barrel) Operating Margin ($ per throughput barrel) Q1 2016 Q1 2015 El Pas o Gallu p $25 $0 $17.47 $7.42 $25 $0 $4.08 $3.49 $25 $0 $13.39 $3.93 $25 $0 $14.04 $9.30 $25 $0 $8.06 $10.06 $25 -$2 $5.98 $(0.76) 21

5 1,200 1,000 800 600 400 200 0 $ m illi on s Beginning Cash and Restricted Cash 12/31/15 Adjusted EBITDA Payments on Debt and Capital Leases Borrowings on Revolving Credit Facility Repayments on Revolving Credit Facility Cash Taxes and Cash Interest Paid Purchases of Common Stock for Treasury Dividends Paid CAPEX Change in Working Cap & Other NTI and WNRL Distributions Ending Cash and Restricted Cash 3/31/16 $842 $630 $98 $70 $2 $63 $32 $75 $36 $79 $65 $29 Q4 2015 to Q1 2016 Consolidated Cash Flow Bridge 1 Restricted cash as of December 31, 2015 and March 31, 2016 was $69.1 million and $36.8 million, respectively. 2 Adjusted EBITDA includes both controlling and non-controlling interests of NTI and WNRL; see Appendix for a reconciliation of Net Income to Adjusted EBITDA and the definition of Adjusted EBITDA. 3 Western's cash distributions from affiliates in Q1 16 consisted of distributions from NTI and WNRL in the amount of $13.5 million and $13.4 million, respectively. 3 Western $ 726.1 $ 51.5 $ (1.6) $ — $ — $ (18.8) $ (75.0) $ (35.6) $ (44.8) $ (62.4) $ 26.9 $ 566.3 NTI 70.9 18.4 (0.4) 70.0 (47.5) (0.8) — — (28.0) (11.3) (36.3) 35.0 WNRL 44.6 28.4 — — (15.0) (12.4) — — (6.2) 8.9 (19.6) 28.7 Total $ 841.6 $ 98.3 $ (2.0) $ 70.0 $ (62.5) $ (32.0) $ (75.0) $ (35.6) $ (79.0) $ (64.8) $ (29.0) $ 630.0 2 1 1

6 Capital Structure 1 Western Standalone excludes results of NTI and WNRL. 2 Includes Restricted Cash of $37 million. 3 Debt levels shown are face value, exclude unamortized financing costs and premiums. 4 See Appendix for a reconciliation of Net Income to Adjusted EBITDA and the definition of Adjusted EBITDA. 5 Western Standalone LTM Adjusted EBITDA includes distributions from NTI and WNRL. As of March 31, 2016 ($ millions) WNR Consolidated Western1 Standalone Total Cash and Restricted Cash 2 $ 630 $ 566 Western Revolving Credit Facility $ — $ — Term Loan, due 2020 538 538 6.25% Senior Unsecured Notes due 2021 350 350 NTI Revolving Credit Facility 23 7.125% Senior Secured Notes due 2020 350 WNRL Revolving Credit Facility 130 7.5% Senior Notes, due 2023 300 Total Long-term Debt 3 1,691 888 Shareholders' Equity 2,851 1,219 Total Capitalization $ 4,542 $ 2,107 LTM Adjusted EBITDA 4 $ 1,082 $ 773 Total Debt / LTM Adjusted EBITDA 1.6x 1.1x Total Debt / Total Capitalization 37% 42% 5

7 Operations El Paso Gallup St. Paul Park(NTI) Total Throughput (mbpd) 128 - 132 26 - 28 95 - 98.5 Direct Operating Expenses ($/Bbl) $4.00 - $4.20 $7.80 - $8.05 $4.80 - $5.30 Second Quarter 2016 Guidance Other ($ millions) Western Standalone NTI WNRL Total SG&A $30 $25 $6 $61 Depreciation and Amortization $27 $21 $7 $55 Interest and Debt Expense $14 $8 $7 $29 FY 2016 Capital Expenditures Maintenance/Regulatory $89 $48 $18 $155 Discretionary 52 62 35 149 FY 2016 Total Capital Expenditures $140 $110 $53 $304

Appendix

9 Reconciliation of Special Items 1 Unrealized loss from commodity hedging transactions, net, includes $16.3 million in unrealized losses and $3.8 million in unrealized gains for Western and NTI, respectively, for the three months ended March 31, 2016 and $21.2 million in unrealized losses and $1.1 million in unrealized gains for Western and NTI, respectively, for the three months ended March 31, 2015. 2 Net change in lower of cost or market inventory reserve includes $40.7 million and $11.0 million for Western and NTI, respectively, for the three months ended March 31, 2016 and $4.9 million and $10.8 million, respectively, for Western and NTI for the three months ended March 31, 2015. 3 We recompute income taxes after deducting special items and earnings attributable to non-controlling interests. Three Months Ended March 31, 2016 2015  (In thousands, except per share data) Reported diluted earnings per share $ 0.33 $ 1.11 Income before income taxes $ 58,214 $ 234,405 Special items: Unrealized loss on commodity hedging transactions, net (1) 12,483 20,057 Loss (gain) on disposal of assets, net (130) 282 Net change in lower of cost or market inventory reserve (2) (51,734) (15,722) Earnings before income taxes excluding special items 18,833 239,022 Recomputed income taxes excluding special items (3) (7,065) (63,534) Net income excluding special items 11,768 175,488 Net income attributable to non-controlling interests 186 62,195 Net income attributable to Western excluding special items $ 11,582 $ 113,293 Diluted earnings per share excluding special items $ 0.13 $ 1.18

10 Consolidated Adjusted EBITDA Reconciliation 1 Adjusted EBITDA includes an adjustment for non-cash unrealized mark-to-market hedging gains and losses; see Appendix for reconciliation of Net Income to Adjusted EBITDA and the definition of Adjusted EBITDA. Three Months Ended March 31, 2016 2015 (In thousands) Net income attributable to Western Refining, Inc. $ 30,538 $ 105,989 Net income attributable to non-controlling interests 9,047 68,979 Interest and debt expense 26,681 24,957 Provision for income taxes 18,629 59,437 Depreciation and amortization 52,651 49,926 Maintenance turnaround expense 125 105 Loss (gain) on disposal of assets, net (130) 282 Net change in lower of cost or market inventory reserve (51,734) (15,722) Unrealized loss on commodity hedging transactions 12,483 20,057 Adjusted EBITDA 1 $ 98,290 $ 314,010

11 Consolidated Adjusted EBITDA Reconciliations Three Month Period Ending Twelve Months Ended (In thousands) Consolidated Western Refining, Inc. June 2015 Sep 2015 Dec 2015 Mar 2016 Mar 2016 Net income attributable to Western Refining, Inc. $ 133,919 $ 153,303 $ 13,545 $ 30,538 $ 331,305 Net income attributable to non-controlling interests 79,948 64,795 (6,047) 9,047 147,743 Interest and debt expense 27,316 26,896 26,434 26,681 107,327 Provision for income taxes 78,435 92,117 (6,034) 18,629 183,147 Depreciation and amortization 51,143 51,377 52,845 52,651 208,016 Maintenance turnaround expense 593 490 836 125 2,044 Loss (gain) on disposal of assets, net (387) (52) 208 (130) (361) Net change in lower of cost or market inventory reserve (38,204) 36,795 113,667 (51,734) 60,524 Unrealized (gain) loss on commodity hedging transactions 22,287 (271) 8,160 12,483 42,659 Adjusted EBITDA 1 $ 355,050 $ 425,450 $ 203,614 $ 98,290 $ 1,082,404 1 Adjusted EBITDA includes an adjustment for non-cash unrealized mark-to-market hedging gains and losses; see Appendix for reconciliation of Net Income to Adjusted EBITDA and the definition of Adjusted EBITDA.

12 Last Twelve Months March 31, 2016 Western Standalone NTI WNRL WNR Consolidated (In thousands) Net income attributable to Western Refining, Inc. $ 205,033 $ 85,690 $ 40,582 $ 331,305 Net income attributable to non-controlling interests — 127,068 20,675 147,743 Interest and debt expense 56,470 24,662 26,195 107,327 Provision for income taxes 183,042 — 105 183,147 Loss (gain) on disposal of assets, net 213 (281) (293) (361) Depreciation and amortization 105,334 79,341 23,341 208,016 Maintenance turnaround expense 2,044 — — 2,044 Net change in lower of cost or market inventory reserve — 60,524 — 60,524 Unrealized loss on commodity hedging transactions 40,559 2,100 — 42,659 Adjusted EBITDA 592,695 $ 379,104 $ 110,605 $ 1,082,404 Distributions from NTI 131,447 Distributions from WNRL 48,533 Total Adjusted EBITDA plus distributions $ 772,675 Adjusted EBITDA Consolidation

13 Adjusted EBITDA Reconciliation The tables on the previous page reconcile net income to Adjusted EBITDA for the periods presented. Adjusted EBITDA represents earnings before interest and debt expense, provision for income taxes, depreciation, amortization, maintenance turnaround expense and certain other non-cash income and expense items. However, Adjusted EBITDA is not a recognized measurement under U.S. generally accepted accounting principles ("GAAP"). Our management believes that the presentation of Adjusted EBITDA is useful to investors because it is frequently used by securities analysts, investors and other interested parties in the evaluation of companies in our industry. In addition, our management believes that Adjusted EBITDA is useful in evaluating our operating performance compared to that of other companies in our industry because the calculation of Adjusted EBITDA generally eliminates the effects of financings, income taxes, the accounting effects of significant turnaround activities (that many of our competitors capitalize and thereby exclude from their measures of EBITDA) and certain non-cash charges that are items that may vary for different companies for reasons unrelated to overall operating performance. Adjusted EBITDA has limitations as an analytical tool, and you should not consider it in isolation, or as a substitute for analysis of our results as reported under GAAP. Some of these limitations are: • Adjusted EBITDA does not reflect our cash expenditures or future requirements for significant turnaround activities, capital expenditures or contractual commitments; • Adjusted EBITDA does not reflect the interest expense or the cash requirements necessary to service interest or principal payments on our debt; • Adjusted EBITDA does not reflect changes in, or cash requirements for, our working capital needs; and • Adjusted EBITDA, as we calculate it, may differ from the Adjusted EBITDA calculations of other companies in our industry, thereby limiting its usefulness as a comparative measure. Because of these limitations, Adjusted EBITDA should not be considered a measure of discretionary cash available to us to invest in the growth of our business. We compensate for these limitations by relying primarily on our GAAP results and using Adjusted EBITDA only supplementally.

14 Net Positions Volume Hedged (000 barrels) % of Planned Production Hedged Strike Price Mark-to-Market Price1 March 31, 2016 Offsetting Unrealized Gain Period Gasoline Distillate Gasoline Distillate Gasoline Distillate Gasoline Distillate Positions ($MM) 2 2016 Q2 825 150 10.5% 2.5% $ 14.81 13.90 $ 14.26 8.11 $ 18.2 Q3 — 225 —% 3.7% — 13.88 — 8.53 21.9 Q4 — 150 —% 2.5% — 13.90 — 8.92 17.5 2017 Q1 — 495 —% 10.8% — 21.37 — 10.35 — Q2 — 270 —% 4.5% — 19.67 — 10.93 — Q3 — 270 —% 4.4% — 19.67 — 11.52 — Q4 — 270 —% 4.4% — 19.67 — 11.15 — 2018 Q1 — — —% —% — — — — — Q2 — — —% —% — — — — — Q3 — — —% —% — — — — — Q4 — — —% —% — — — — — 1 Mark-to-market pricing based on data obtained from the CME Group. 2 Represents unrealized gains on short positions that were closed by the purchase of an offsetting long position as of Q1 2016, neither of which position will be realized until maturity. Western Standalone Crack Spread Hedge Positions As of March 31, 2016

Western Standalone Hedging Gain/(Loss) As of March 31, 2016 ($ millions) Hedging Period Realized Gain/(Loss) Total Realized Gain / (Loss) Crack Spread Inventory/Other Q1 2016 $31.2 $(8.9) $22.3 Hedging Period Unrealized Gain/(Loss) Total Unrealized Gain / (Loss)Crack Spread Inventory/Other Q1 2016 $(19.1) $2.9 $(16.3) 15

16 Western Standalone Unrealized Hedging Gains and Losses ($millions) Balance Sheet Fair Value Income Statement Period Beg. Of Period End of Period Unrealized Gain (Loss) 2015 Q1 $130.0 $109.9 $(20.1) Q2 $109.9 $87.6 $(22.3) Q3 $87.6 $87.9 $0.3 Q4 $87.9 $84.9 $(3.0) 2016 Q1 $84.9 $68.6 $(16.3)